UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
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Sutter Rock Capital Corp.

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Additional Information Regarding Sutter Rock Capital Corp.’s 2020 Annual Meeting of Stockholders to be Held on Friday, June 19, 2020
Sutter Rock Capital Corp. issued the following press release on May 29, 2020 (the “Press Release”), which relates to its proxy statement dated April 29, 2020 (the “Proxy Statement”), and furnished to its stockholders in connection with the solicitation of proxies for use at the 2020 Annual Meeting of Stockholders to be held on Friday, June 19, 2020 at 2:00 p.m., Eastern Time.
Following the Press Release is Sutter Rock Capital Corp.’s Additional Information Relating to Proposal II (Approval of the Company’s Amended and Restated 2019 Equity Incentive Plan), which also relates to the Proxy Statement.
This supplement should be read in conjunction with Sutter Rock Capital Corp.’s Proxy Statement.

Sutter Rock Capital Corp.
Notice of Change to Annual Meeting of Stockholders
SAN FRANCISCO, CA, May 29, 2020 (GLOBE NEWSWIRE) — Sutter Rock Capital Corp. (“Sutter Rock”) (Nasdaq:SSSS) today announced that, due to the public health impact of the Coronavirus (COVID-19) outbreak and to support the health and well-being of its stockholders and other meeting participants, the location and format of its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) has been changed and will be held as a virtual meeting. As previously announced, the Annual Meeting will be held on Friday, June 19, 2020 at 2:00 p.m., Eastern Time, but will be held in a virtual format only. Stockholders will not be able to attend the Annual Meeting in person.
The virtual meeting and live audio webcast can be accessed at www.virtualshareholdermeeting.com/SSSS2020. Sutter Rock has designed the format of the Annual Meeting to provide stockholders the same rights and opportunities to participate as they would at an in-person meeting.
As described in the previously distributed proxy materials for the Annual Meeting, you are entitled to attend and vote at the Annual Meeting if you were a stockholder of record as of the close of business on the record date, April 15, 2020. The items of business are the same as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, dated April 29, 2020, previously mailed or made available to stockholders entitled to vote at the Annual Meeting.
Access to the Audio Webcast of the Annual Meeting.   The live audio webcast of the Annual Meeting will begin promptly at 2:00 p.m., Eastern Time. Online access to the audio webcast will open shortly prior to the start of the Annual Meeting to allow time for you to log-in and test your device’s audio system. Sutter Rock encourages you to access the meeting in advance of the designated start time.
Log-in Instructions.   To be admitted to the Annual Meeting, you will need to log-in to www.virtualshareholdermeeting.com/SSSS2020 using the 16-digit control number found on the proxy card, voting instruction form, notice of internet availability, or email previously sent to stockholders entitled to vote at the Annual Meeting. The virtual meeting platform is supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and mobile phones) running the latest version of the applicable software and plugins. Access to the virtual meeting platform will open shortly prior to the start of the Annual Meeting to allow time for you to log-in and test your device’s browser.

Technical Assistance.   A support line will be available on the meeting website shortly prior to, and during, the Annual Meeting to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting.
Voting Prior to or at the Annual Meeting.   An online portal is available to stockholders at www.proxyvote.com where you can view and download Sutter Rock’s proxy materials and 2019 Annual Report and vote your shares in advance of the Annual Meeting. You may vote your shares during the Annual Meeting (up until the closing of the polls) by following the instructions available at www.virtualshareholdermeeting.com/SSSS2020 during the meeting. The proxy card and voting instruction form included with the previously distributed proxy materials (or notice of internet availability) will not be reissued and may continue to be used to vote shares in connection with the Annual Meeting.
Whether or not you plan to attend the Annual Meeting, Sutter Rock urges you to vote promptly in advance of the meeting by using one of the methods described in the previously distributed proxy materials for the Annual Meeting.
About Sutter Rock Capital Corp.
Sutter Rock Capital Corp. (Nasdaq:SSSS) is a publicly traded investment fund that seeks to invest in high-growth, venture-backed private companies. The fund seeks to create a portfolio of high-growth emerging private companies via a repeatable and disciplined investment approach, as well as to provide investors with access to such companies through its publicly traded common stock. Sutter Rock is headquartered in San Francisco, CA. Connect with the company on Twitter, LinkedIn, and at www.sutterrock.com.
Contact
Sutter Rock Capital Corp.
(650) 235-4769
IR@sutterrock.com
Media Contact
Bill Douglass
Gotham Communications, LLC
Communications@sutterrock.com

Sutter Rock Capital Corp.
2020 Annual Meeting of Stockholders
Additional Information Relating to Proposal II
Proposal II: Approval of the Company’s Amended and Restated 2019 Equity Incentive Plan
The Board of Directors of Sutter Rock Capital Corp. (“Sutter Rock” or the “Company”) has recommended that the Company’s stockholders vote FOR Proposal II for the reasons set forth starting on page 39 of the proxy statement dated April 29, 2020 (the “Proxy Statement”) that was furnished to the Company’s stockholders in connection with the solicitation of proxies for use at the 2020 Annual Meeting of Stockholders to be held on Friday, June 19, 2020 at 2:00 p.m., Eastern Time (the “Annual Meeting”).
Sutter Rock would like to update stockholders on Proposal II. On May 19, 2020, the Securities and Exchange Commission issued a notice of an application (the “Notice”) for an order (the “SEC Order”) in connection to the Amended and Restated 2019 Equity Incentive Plan (the “Amended Equity Incentive Plan”) exemptive application that the Company filed on May 18, 2020. As previously disclosed in the Proxy Statement, the Company’s ability to hold a vote on Proposal II regarding the Amended Equity Incentive Plan is contingent upon receiving the SEC Order. In light of the fact that the Company has received the Notice, while there can be no assurance, the Company expects that it will receive the SEC Order before the Annual Meeting.
Whether or not you plan to attend the Annual Meeting, Sutter Rock urges you to vote promptly in advance of the meeting by using one of the methods described in the previously distributed proxy materials for the Annual Meeting.
THE SUTTER ROCK BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL II: THE APPROVAL OF THE COMPANY’S AMENDED AND RESTATED 2019 EQUITY
INCENTIVE PLAN.